UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material under Rule 14a-12

Global Industrial Company
(Name of Registrant as Specified in Its Charter)

________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required
☐ Fee paid previously with preliminary materials
☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your **Vote** Counts!

GLOBAL INDUSTRIAL COMPANY

2022 Annual Meeting
Vote by June 5, 2022
11:59 PM ET

GLOBAL INDUSTRIAL COMPANY
11 HARBOR PARK DRIVE
PORT WASHINGTON, NY 11050

D83001-P69813

You invested in GLOBAL INDUSTRIAL COMPANY and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 6, 2022.**

Get informed before you vote

View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 22, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com or on the Company's website at www.globalindustrial.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy of the proxy materials.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 6, 2022
12:00 PM ET

Virtually at:
www.virtualshareholdermeeting.com/GIC2022

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 01) Richard Leeds 02) Bruce Leeds 03) Robert Leeds 04) Barry Litwin 05) Chad M. Lindbloom 06) Paul S. Pearlman 07) Lawrence Reinhold 08) Robert D. Rosenthal	For
2. A proposal to ratify the appointment of Ernst & Young LLP as the Company's independent auditor for fiscal year 2022.	For

NOTE: The shares represented by the proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is given, the proxy will be voted FOR Proposals 1 and 2. If any other matters properly come before the meeting, the person(s) named in the proxy will vote in accordance with the Board of Directors' recommendations. The proxy is solicited on behalf of the Board of Directors of the Company and may be revoked.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

D83002-P69813